IMPORTANT NOTICE REGARDING CHANGE IN UNDERLYING INDEX

ProFund VP Pharmaceuticals

Supplement dated September 28, 2018

to each Fund’s Summary Prospectus and Statutory Prospectus

dated May 1, 2018, each as supplemented or amended

After the close of business on September 28, 2018, the Fund began using a new underlying index. All references to the Fund’s former index are hereby removed.

The following supplements or replaces the corresponding information in the Fund’s Summary and Statutory Prospectus:

INVESTMENT OBJECTIVE

ProFund VP Pharmaceuticals (the “Fund”) seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. Select Pharmaceuticals IndexSM (the “Index”).

PRINCIPAL INVESTMENT STRATEGIES

The Dow Jones U.S. Select Pharmaceuticals Index (the “Index”) measures the performance of the pharmaceuticals sector of the U.S. equity market. Component companies include, among others, manufacturers of prescription or over-the-counter drugs. The Index includes vaccine producers, but excludes vitamin producers. As of July 31, 2018, the Index included companies with capitalizations between $408 million and $355.4 billion. The average capitalization of the companies comprising the Index was approximately $27.3 billion. The Index is published under the Bloomberg ticker symbol “DJSPHM.”

As of July 31, 2018, the Index was concentrated in the telecommunications, information technology and consumer discretionary industry groups.

PRINCIPAL RISKS

Pharmaceuticals Industry Risk — The Fund is subject to the risks faced by companies in the pharmaceuticals economic industry including: securities prices may fluctuate widely due to government regulation and approval of products and services, which can have a significant effect on their price and availability; heavy spending on research and development for products and services that may not prove commercially successful or may become obsolete quickly; liability for products that are later alleged to be harmful or unsafe may be substantial, which may have a significant impact on market value and/or securities prices; adverse effects from world events and economic conditions; and market, economic and political risks of the countries where pharmaceutical companies are located or do business. The pharmaceuticals sector may also be affected by risks that affect the broader health care industry, including: heavy dependence on patent protection, with profitability affected by the expiration of patents; competitive forces that may make it difficult to raise prices and, in fact, may result in price discounts; and thin capitalization and limited product lines, markets and financial resources or personnel.

AVERAGE ANNUAL TOTAL RETURNS

As of December 31, 2017	One Year	Five Year	Ten Years	Inception Date
ProFund VP Pharmaceuticals	10.36%	11.76%	7.91%	05/01/02
S&P 500®#	21.83%	15.79%	8.50%
Dow Jones U.S. Pharmaceuticals SM Index#	12.04%	13.61%	9.80%
Dow Jones U.S. Select Pharmaceuticals Index#*	10.90%	14.50%	13.20%

# Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

* After the close of business on September 28, 2018, the Fund’s underlying index changed from the Dow Jones U.S. PharmaceuticalsSM Index to Dow Jones U.S. Select Pharmaceuticals Index. This change was made in order to match the Fund’s underlying index to its investment objective.

Please retain this supplement for future reference.